SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	July 22, 2003

LENDINGTREE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-29215	25-1795344

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

11115 Rushmore Drive, Charlotte, North Carolina	28277

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(704) 541-5351

Item 5. Other Events

Attached hereto as Exhibit 99.1 is a press release issued July 22, 2003 relating to LendingTree’s financial results for the quarter and six months ending June 30, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements. Not Applicable.

     (b)  Pro Forma Financial Information. Not Applicable.

     (c)  Exhibits. The following exhibit is filed herewith:

99.1 Press release issued on July 22, 2003

Item 9. Regulation FD Disclosure.

     The information included in this section is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

Attached hereto as Exhibit 99.1 is a press release issued July 22, 2003 relating to LendingTree’s financial results for the quarter and six months ending June 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDINGTREE, INC.

Date: July 22, 2003	By:	/s/ Keith B. Hall

Name: Keith B. Hall
Title: Senior Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
July 22, 2003	000-29215

LENDINGTREE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued on July 22, 2003.